ViralClear

ViralClear Pharmaceuticals, Inc.



Corporate Presentation

Spring 2020

Disclaimer

ViralClear

This presentation contains forward-looking statements including statements that address activities, events or developments that ViralClear Pharmaceuticals, Inc. ('ViralClear')expects, believes or anticipates will or may occur in the future, such as predictions of financial performance, development and approvals of new products, market acceptance, market and procedure projections, financing plans, and related documents. Forward-looking statements are based on ViralClear's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond ViralClear's control.

These risks and uncertainties include the timing of approval and development of products, rate and degree of market acceptance of products, ViralClear's ability to develop and market new and enhanced products, the timing of and ability to obtain and maintain regulatory clearances and approvals for its products and the impact of failure to obtain such clearances and approvals on its ability to promote its products and train doctors and operators in the use of its products, the timing of and ability to obtain reimbursement if required of procedures utilizing ViralClear's products and the potential impact of current healthcare reform initiatives thereon, competition from existing and new products and procedures or ViralClear's ability to effectively react to other risks and uncertainties, such as fluctuation of financial results, reliance on third party manufacturers and suppliers, litigation or other proceedings, government regulation, negative publicity and current worldwide economic conditions.

ViralClear does not guarantee any forward-looking statements, and actual results may differ materially from those projected. Unless required by law, ViralClear undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Highlights

ViralClear



- Developed Vicromax – a powerful, broad spectrum, orally taken, **anti-viral agent to target COVID-19**
- Product has already undergone extensive animal testing and **human clinical experience** (134 treated patients) in other applications
- Proven to be **highly active against COVID-19** in cell culture
- **Softgel capsule** with two-year stability already exists
- Product **completed Phase I and three Phase II trials** in other indications
- **Proven management team** with significant pharmaceutical and anti-viral experience
- Robust **intellectual property** estate

Our Goal

ViralClear

To eliminate the

COVID-19

pandemic and offer a preventive solution to future viral threats



The Problem

ViralClear

COVID-19

Worldwide

Pandemic 2020

Coronavirus disease 2019 (COVID-19) is an infectious disease caused by severe acute respiratory syndrome coronavirus 2 (SARS-CoV-2). The disease was first identified in 2019 in Wuhan, China, and has since spread globally, resulting in the 2019–20 coronavirus pandemic. While the majority of cases result in mild symptoms, some progress to severe pneumonia and multi-organ failure. The rate of deaths per number of diagnosed cases is on average 3.4%, ranging from 0.2% in those less than 20 to approximately 15% in those over 80 years old.

As of March 23, 2020, there have been 323,930 cases and 14,510 deaths confirmed worldwide. Global spread has been rapid, with 169 countries now having reported at least one case. The last time the world responded to a global emerging disease epidemic of the scale of the current COVID-19 pandemic with no access to vaccines was the 1918-19 H1N1 influenza pandemic, which killed at least 50 million people globally. Even with modern technology and healthcare, experts expect upwards of several million deaths globally as a result of COVID-19.

Sources: World Health Organization, Centers for Disease Control and Prevention, New York Times, Harvard Global Health Institute

An estimated **40% to 70%** of the world's population may be infected with **COVID-19** in the coming year*.

Sources: Mark Lipsitch, Harvard's Center for Communicable Disease Dynamics


The Coronavirus Outbreak
We are providing free access to the most important news and useful guidance on the coronavirus outbreak to help readers understand the pandemic. Sign up with an email address to read all of the articles on this page.
Latest Updates
Frequently Asked Questions
ALTIMA
See Which States and Cities Have Told Residents to Stay at Home

Total Cases of COVID-19

ViralClear


linear
logarithmic
Total Cases outside of China
(Linear Scale)
300k
200k
100k
0
Total Coronavirus Cases
Jan 22
Jan 25
Jan 28
Jan 31
Feb 03
Feb 06
Feb 09
Feb 12
Feb 15
Feb 18
Feb 21
Feb 24
Feb 27
Mar 01
Mar 04
Mar 07
Mar 10
Mar 13
Mar 16
Mar 19
Mar 22
Cases

Source: Worldometer - www.worldometers.info


linear
logarithmic
Total Cases
(Linear Scale)
March 22
Cases: 378,860
400k
300k
200k
100k
0
Total Coronavirus Cases
Jan 22
Jan 25
Jan 28
Jan 31
Feb 03
Feb 06
Feb 09
Feb 12
Feb 15
Feb 18
Feb 21
Feb 24
Feb 27
Mar 01
Mar 04
Mar 07
Mar 10
Mar 13
Mar 16
Mar 19
Mar 22
Cases

Source: Worldometer - www.worldometers.info

Our Highly Effective Solution

ViralClear

- ViralClear has developed Vicromax - a small-molecule, oral anti-viral for the treatment of COVID-19 infections
- Laboratory tests indicate very good activity against COVID-19
- Acting alone or potentially in combination with other anti-virals or immune modulators
- Easy-to-swallow softgel capsule formulation
- Blister packaging with days of the week facilitates high degree of compliance

Key Advantages:

Phase 2 ready; tested in 134 patients in four separate studies

Given orally as a softgel or liquid

Small-molecule drug, which can rapidly scale to pandemic quantities

Extensive product development has already been completed

Our Product: Vicromax*

ViralClear

- A novel inhibitor of inosine monophosphate dehydrogenase (IMPDH), an enzyme responsible for stimulating the production of lymphocytes
- Has the potential to exert direct anti-viral activity, as well as immune response modifier
- An oral drug, formulated into softgels
- Available in blister packs for patient compliance and convenience

Reduces tissue culture COVID-19 production by over **90%**

* Commercial name is pending

Current Competition

ViralClear

- Anti-virals
- Anti-inflammatories
- Vaccines

Because of the immediate need for highly effective therapies, only anti-viral agents and anti-inflammatory medications that can enter the clinic in less than six months can address the current pandemic.

Our solution is one of the most advanced products in development with a short route and timeline to market.

HISUN 海正药业

Favilavir (favipiravir)
Anti-viral drug made in China by Zhejiang Hisun Pharmaceutical. The National Medical Products Administration of China approved Favilavir for clinical testing in patients for investigational COVID-19 treatment. Favilavir is currently approved for marketing in the treatment of influenza.

GILEAD

Remdesivir (GS-5734)
Ebola drug developed by Gilead Sciences that was found to be ineffective is now being tested in two Phase III randomized clinical trials in Asian countries.

Roche

Actemra
Developed by Roche to treat coronavirus-related complications.

biocryst

Galidesivir
Developed by Biocryst Pharma as potential anti-viral for coronavirus treatment. Currently in advanced development stage under the Animal Rule to combat multiple potential viral threats including coronaviruses, flaviviruses filoviruses, paramyxoviruses, togaviruses, bunyaviruses, and arenaviruses.

REGENERON

REGN3048-3051 and Kevzara
Developed by Regeneron and being tested as potential treatments for COVID-19.

Business Objectives

ViralClear

1. Develop highly effective products that eliminate COVID-19 and similar emerging viral diseases now and in the future

2. Initially and with the utmost urgency, introduce into COVID-19 clinical trials a softgel capsule formulation of Vicromax by the summer of 2020

3. Rapidly scale up commercial production to meet the current demand once significant clinical activity is observed and FDA approval is granted

4. Sustained revenue and profit growth to fund R&D and a pipeline of new formulations and products once the initial emergency need is met

5. Work with governments and public health organizations to stockpile the drug for future epidemics

Lifecycle Management Focused on COVID-19

ViralClear



Expand patient population

- Initial focus on symptomatic, hospitalized COVID-19 patients
  - Positive results should lead to initial approval
- Additional trials exploring other patients
  - Asymptomatic infected patients
  - Subjects exposed to infected patients at high risk of being infected

Conduct pre-clinical research on combination therapies

- Better refinement to understand the IC_{50} for the drug
- Test in tissue culture and in animals in combination with other anti-viral agents

Improve formulation

- Initially the legacy formulation that requires a cold chain will be used
- Since initial formulation was made, newer techniques have been developed
  - Elimination of cold chain
  - Robust liquid formulation

Short-Term Milestones Until Clinical Data

ViralClear


Mar. 2020
Apr. 2020
May 2020
June 2020
July 2020
Aug. 2020
Sep. 2020
Oct. 2020
Nov. 2020
Dec. 2020
File IND application
Begin Phase 2 trial
Begin pivotal clinical trial
Deliver topline data

Depending on data, next steps TBD

Experienced Management Team

ViralClear



Nick Spring, BSc (Hons), DipM, MCIM – Chief Executive Officer

- Experienced executive with 35+ years of relevant experience in the life sciences industry
- Former executive at Merck; led the worldwide franchise for live viral human vaccines; led planning team for the launch of Gardasil®, HPV vaccine, in the US
- Former Founder and CEO of Topaz Pharmaceuticals Inc. (Acquired by Sanofi for $200+ million)
- Former CEO of Reliefband Technologies LLC and Partner, Life Sciences USA at Alten Calsoft



Steven King – Chief Operating Officer

- Seasoned pharmaceutical industry leader with 35+ years of relevant experience
- Worked on 500+ small molecule programs over his career, many from inception through to commercial launch
- Current President of 21159Pharma, which focuses on licensing and drug development
- Former Senior Vice President and Head of Business Development at Pii
- Previous experience working at Janssen (J&J company) and R P Scherer (Catalent)

ViralClear



Contact:

Nick Spring, CEO

Email:
nspring@biosigtech.com

Phone:
+1 (215) 962-0375